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                                                                   EXHIBIT 10.13

            Amendment to Salary Continuation plan of Richard Sanborn

              AMENDMENT TO EXECUTIVE SALARY CONTINUATION AGREEMENT

This amendment to Executive Salary Continuation Agreement ("Amendment") is made and entered into by and between Palomar Community Bank, a California state banking corporation, ("Employer"), and Richard Sanborn ("Executive')

RECITALS

     A. Employer and Executive are parties to that certain Executive Salary Continuation Agreement ("Agreement"), dated October 1, 2001.

     B. Employer and Executive wish to amend the Agreement as provided in this Amendment.

AMENDMENT

               1.   Section 1.2 of the Agreement is amended to read as follows:

               1.2  Annual Benefit. The term "Annual Benefit" shall mean an
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                    annual sum of seventy-five thousand dollars ($75,000),
                    increased by 3% on each anniversary of the date of this Agreement until the date of the first payment hereunder, multiplied by the Applicable percentage (defined below) and then reduced to the extent required: (i) under the other provisions of this Agreement; (ii) by reason of the lawful order of any regulatory agency or body having jurisdiction over the Employer; and (iii) in order for the Employer to properly comply with any and all applicable state and Federal laws, including, but not limited to, income, employment and disability income tax laws(e.g. FICA, FUTA, SDI).

               2. Schedule A to the Agreement is replaced with the Revised Schedule A attached to this Amendment

               3. Except as specifically amended herein, the Agreement shall remain in full force and effect as written.


               Dated: March 22, 2002                     /s/
                                           --------------------------------
                                           PALOMAR COMMUNITY BANK


               Dated: March 22, 2002                   /s/
                                           --------------------------------
                                           Richard Sanborn

                               REVISED SCHEDULE A

NUMBER OF COMPLETE YEARS OF SERVICE              APPLICABLE
                                                 PERCENTAGE
1                                                    10%
2                                                    20%
3                                                    30%
4                                                    40%
5                                                    50%
6                                                    60%
7                                                    70%
8                                                    80%
9                                                    90%
10 or more                                          100%